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                       Securities And Exchange Commission

                             Washington, D.C. 20549


                                ----------------

                                    FORM 8-K


                                ----------------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported) April 23, 1998

                                K N ENERGY, INC.
             (Exact name of registrant as specified in its charter)


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
           KANSAS                          1-6446                      48-0290000
(State or other jurisdiction of    (Commission File Number)  (IRS Employer Identification
        incorporation)                                                   Number)
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                              370 VAN GORDON STREET
                                 P.O. BOX 281304
                          LAKEWOOD, COLORADO 80228-8304
                    (Address of principal executive offices)

                                 (303) 989-1740
              (Registrant's telephone number, including area code)
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Item 5.  Other Events

         Pursuant to the terms and conditions of the Underwriting Agreement dated April 23, 1998, among K N Energy, Inc. (the "Registrant") K N Capital Trust III and Morgan Stanley & Co. Incorporated, J.P. Morgan Securities Inc. and Petrie Parkman & Co., Inc. as Lead Managers of the several underwriters,
K N Capital Trust III will issue on or about April 28, 1998, $175,000,000 aggregate liquidation amount of its 7.63% Capital Securities (liquidation amount $1,000 per Capital Security), the proceeds of which will be used to invest in the 7.63% Junior Subordinated Debentures due 2028 of the Registrant.


Item 7.  Exhibits

         Exhibit 1.1 Underwriting Agreement, dated April 23, 1998, among the Registrant, K N Capital Trust III and Morgan Stanley & Co. Incorporated, J.P. Morgan Securities Inc. and Petrie Parkman & Co., Inc., as Lead Managers of the several underwriters named therein, including the Underwriting Agreement Standard Provisions (Capital Securities), dated April 23, 1998.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       K N ENERGY, INC.
                                            (Registrant)


                                       By:   /s/   Martha B. Wyrsch, Esq.
                                           ----------------------------------
                                           Name:  Martha B. Wyrsch, Esq.
                                           Title: Vice President, General
                                                  Counsel and Secretary


Date:  April 24, 1998
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                                  Exhibit Index

                              Exhibits to Form 8-K




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
      Number in
    Exhibit Table                        Exhibit
    -------------                        -------

         1.1 Underwriting Agreement, dated April 23, 1998, among the Registrant, K N Capital Trust III and Morgan Stanley & Co. Incorporated, J.P. Morgan Securities Inc. and Petrie Parkman & Co., Inc., as Lead Managers of the several underwriters named therein, including the Underwriting Agreement Standard Provisions (Capital Securities), dated April 23, 1998.

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